UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2007

Milacron Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08485	311062125
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2090 Florence Avenue, Cincinnati, Ohio		45206
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(513) 487-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

EXECUTIVE COMPENSATION

The Personnel and Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Milacron Inc. (the "Company") approved the following actions with regard to the compensation of the Company’s Chief Financial Officer, Mr. R. A. Anderson, and its Named Executive Officers (the "NEOs"), other than the Chief Executive Officer, Mr. R. D. Brown, whose compensation is determined by the Board. The Board approved the following actions with regard to the compensation of the Chief Executive Officer. The employment of Mr. K. Bourdon, another NEO, with the Company's subsidiary and service as an officer of the Company terminated prior to action by the Committee.

The date of grant of all awards discussed below is February 22, 2007.

GRANT OF RESTRICTED STOCK

Approval of the grant of the following number of shares of restricted stock under the Milacron Inc. 1997 Long-Term Incentive Plan (the "1997 LTIP"): Mr. Anderson, 112,000 shares; Mr. D. E. Lawrence, 64,000 shares; Mr. R. C. McKee, 64,000 shares; and, Mr. H. C. O'Donnell, 64,000 shares. The grants carry a restricted period of three years.

GRANT OF PERFORMANCE BASED RESTRICTED SHARES

Approval of the grant of performance based restricted shares ("Performance Shares") pursuant to the Milacron Inc. 2004 Long-Term Incentive Plan. Awards vest February 22, 2010, contingent upon the attainment by Milacron Inc. of specified levels of EBITDA. The following individuals were granted the following number of Performance Shares: Mr. Brown, 500,000; Mr. Anderson, 330,000; Mr. Lawrence, 195,000; Mr. McKee, 195,000; and, Mr. O'Donnell, 195,000.

GRANT OF PERFORMANCE UNITS

Approval of the grant of 1,175,000 Performance Units to Mr. Brown pursuant to the Milacron Inc. 2004 Long-Term Incentive Plan. Each Performance Unit represents the right to receive one dollar. The award vests February 22, 2010, contingent upon the attainment by Milacron Inc. of specified levels of EBITDA.

ESTABLISHMENT OF PERFORMANCE TARGETS AND PARTICIPANT CATEGORIES UNDER THE MILACRON INC. 2002 SHORT-TERM INCENTIVE PLAN

The Committee established performance targets to be used to determine bonuses for the 2007 fiscal year under the Milacron Inc. 2002 Short-Term Incentive Plan. The performance targets established are based on (i) earnings before interest and taxes and (ii) the ratio of average working capital to sales. The Committee also assigned individuals to a Participant Category under the Bonus Plan as follows: Mr. Brown - Category CEO, and Messrs. Anderson, Lawrence, Mckee and O’Donnell - Category I.

DIRECTOR COMPENSATION

On February 22, 2007, the Board approved the following action of the Nominating and Corporate Governance Committee (the "Nominating Committee") of the Board with regard to the 2007 compensation of non-employee directors.

The Nominating Committee determined that the $30,000 equity portion of the annual fees for each non-employee director shall be awarded in the form of phantom restricted stock units, subject to a three year vesting period, pursuant to the terms of the Milacron Inc. Director Deferred Compensation Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milacron Inc.

February 23, 2007	By:	Hugh C. O'Donnell

Name: Hugh C. O'Donnell
Title: Senior Vice President, General Counsel and Secretary